SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549

                               Form 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            July 18, 1994


                  United Dominion Realty Trust, Inc.
       (Exact name of registrant as specified in its charter)

         Virginia                        1-10524               54-0857512
(State or other jurisdiction of        (Commission         (I.R.S. Employer
incorporation of organization)         File Number)       Identification No.)




            10 South Sixth Street, Suite 203, Richmond, Virginia 23219-3802
                         (Address of principal executive offices)


Registrant's telephone number, including area code       (804) 780-2691



                                                 NO CHANGE
               (Former name or former address, if changed since last report)

ITEM 2. Acquisition or Disposition of Assets

      On April 15, 1994, the registrant, United Dominion Realty Trust,
Inc. (the Trust), acquired an apartment property (Palm Grove) from 5020 Busch Boulevard Corporation, a Florida corporation. Following this transaction, the Trust's acquisitions were "significant" in the aggregate. The related Form 8-K was filed with the Commission on April
28, 1994 and subsequently amended by Form 8-K/A dated June 7, 1994.  On
May 17, 1994, the Trust acquired Walnut Creek Apartments and the related
8-K was filed with the Commission on May 17, 1994. In early April, 1994 the Trust executed individual contracts to purchase a portfolio of 25 apartment properties containing 5,170 units located from Delaware to Florida from certain affiliates of Clover Financial Corporation, a New Jersey Corporation. On
July, 1, 1994, the Trust closed on 21 of these apartment properties. The remaining 4 apartment properties are scheduled to be purchased on August 16, 1994.

      Each property was acquired from an unrelated seller for consideration agreed upon through arm's length bargaining. Unless stated otherwise, to the extent that cash was utilized to complete the acquisition, the source of that cash was the proceeds from a public offering of 8,479,400 shares of Common Stock, the assumption of two mortgage notes and bank lines. A brief summary of the 21 apartment communites the Trust purchased on July 1, 1994 is set forth below:

      Indian Hills Apartments, in Anniston, Alabama, was purchased from Indian Hills Limited Partnership for $3.9 million, excluding closing costs, all cash. Indian Hills is a 140 unit garden and townhouse apartment community consisting of 21 buildings located on 10.4 acres, built in 1975.

      Three Fountains Apartments in Montgomery, Alabama, was purchased from Fountain Limited Partnership for $8.7 million, excluding closing costs, all cash. Three Fountains is a 242 unit garden and townhouse apartment community consisting of 22 buildings located on 16.0 acres, built in 1973.

      Dover Country Club Apartments in Dover, Delaware, was purchased from Dartmouth Management Corporation for $8.2 million, excluding closing costs, all cash. Dover Country Club is a 224 unit garden and townhouse apartment community consisting of 19 buildings located on 15.0 acres, built in 1970.

      Marina Park Apartments in North Miami, Florida, was purchased from Marina Park Limited Partnership for $3.6 million, excluding closing costs, all cash. Marina Park is an 88 unit garden apartment community consisting of 2 buildings located on 1.5 acres, built in 1974.

      Royal Oaks Apartments in Savannah, Georgia, was purchased from Savannah Royale, Limited Partnership, for $11.3 million, excluding closing costs. The Trust assumed a $6.5 million mortgage note payable bearing interest of 8.50% and paid cash for the remaining $4.8 million. Royal Oaks is a 228 unit garden and townhouse apartment community consisting of 30 buildings located on 15.0 acres, built in 1980.



      Great Oak Apartments in Ellicott City, Maryland, was purchased from Clearview Management Corporation for $11.8 million, excluding closing costs, all cash. Great Oaks is a 300 unit garden apartment community consisting of 9 buildings located on 21.3 acres, built in 1974.

      Holly Tree Apartments in Waldorf, Maryland, was purchased from Clover Income Properties, Inc. for $6.6 million, excluding closing costs, all cash. Holly Tree is a 144 unit garden apartment community consisting of 6 buildings located on 11.0 acres, built in 1973.

      Excalibur Apartments in Charlotte, North Carolina, was purchased from Excalibur Limited Partnership for $9.7 million, excluding closing costs, all cash. Excalibur is a 240 unit garden style apartment community consisting of 16 building located on 17.8 acres, built in 1987.

      Grove Park Apartments in Raleigh, North Carolina, was purchased from Grove Park Joint Venture for $1.7 million, excluding closing costs, all cash. Grove Park is a 65 unit garden and townhouse apartment community consisting of 14 buildings located on 7.5 acres, built in 1970.

      Harris Pond Apartments in Charlotte, North Carolina, was purchased from Harris Pond Limited Partnership for $7.5 million, excluding closing costs. The Trust assumed a $5.2 million mortgage note payable bearing interest of 8.75% and paid cash for the remaining $2.3 million. Harris Pond is a 170 unit garden apartment community consisting of 16 buildings located on 14.0 acres, built in 1987.

      Mallard Green Apartments in Charlotte, North Carolina, was purchased from Clover Income Properties, III for $3.0 million, excluding closing costs, all cash. Mallard Green is a 76 unit garden apartment community consisting of 10 buildings located on 9.5 acres, built in 1985.

      Crossroads Apartments in Columbia, South Carolina, was purchased from Carolina Rice Limited Partnership for $15.7 million, excluding closing costs, all cash. Crossroads is a 622 unit garden apartment community consisting of 39 buildings located on 36.0 acres, built in three phases from 1977 through 1984.

      The Landing Apartments in Greenville, South Carolina, was purchased from Landing Run Limited Partnership for $6.2 million, excluding closing costs, all cash. The Landing is a 224 unit garden and townhouse apartment community consisting of 19 buildings located on 24.0 acres, built in 1976.

      Overlook Apartments in Greenville, South Carolina, was purchased from Carolina Rice Limited Partnership for $5.8 million, excluding closing costs, all cash. Overlook is a 237 unit garden style apartment community consisting of 15 buildings located on 12.0 acres, built in 1976.


      The Park Apartments in Columbia, South Carolina, was purchased from Carolina Rice Limited Partnership for $6.5 million, excluding closing costs, all cash. The Park is a 292 unit garden apartment community consisting of 26 buildings located on 13.6 acres, built in two phases from 1975 through 1977.

      St. Andrews Apartments in Columbia, South Carolina, was purchased from Andrews Farms Limited Partnership for $7.8 million, excluding costs, all cash. St. Andrews is a 232 unit garden apartment community consisting of 24 buildings located on 16.9 acres, built in 1972.

      Somerset Apartments in Summerville, South Carolina, was purchased from Summerville Joint Venture for $4.0 million, excluding closing costs, all cash. Somerset is a 240 unit garden apartment community consisting of 30 buildings located on 17.2 acres, built in phases completed in 1979.

      Waterford Apartments in Columbia, South Carolina, was purchased from Waterford Limited Partnership for $7.8 million, excluding closing costs, all cash. Waterford is a 268 unit garden apartment community consisting of 13 buildings located on 16.8 acres, built in 1985.

      Huntingwood Apartments in Lynchburg, Virginia, was purchased from Huntingwood Associates Limited Partnership for $3.2 million, including closing costs, all cash. Huntingwood is a 114 unit garden apartment community consisting of 15 buildings located on 22.0 acres, built in 1976.

      Knolls at Newgate Apartments in Centreville, Virginia, was purchased from Clover Income Properties II, Limited Partnership for $5.2 million, excluding closing costs, all cash. Knolls at Newgate is a 144 unit garden apartment community consisting of 18 buildings located on 8.4 acres, built in 1972.

      West Knoll Apartments in Newark, Delaware, was purchased from West Knoll Limited, A New Jersey Limited Partnership for $3.9 million, excluding closing costs, all cash. West Knoll is a 100 unit garden apartment community consisting of 5 buildings located on 3.9 acres, built in 1964.



ITEM 7. Financial Statements, Pro Forma Financial Statements and
Exhibits

      (a)    Financial Statements of Businesses Acquired.

      The combined audited Statements of Rental Operations for the 21 apartment properties which were purchased on July 1, 1994 and the 4 apartment properties that will be purchased on August 16, 1994 from certain affiliates of Clover Financial Corporation, were filed with the Commission on Form 8-K dated May 26, 1994.


      (b)    Pro Forma Financial Information.

      The required pro forma financial information was filed with the Commission on Form 8-K dated May 26, 1994 and subsequently amended on Forms 8-K/A dated June 7, 1994, June 17, 1994 and July 15, 1994.






Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNITED DOMINION REALTY TRUST, INC.



Date:          July 18, 1994

                                       /s/ James Dolphin
                                       James Dolphin, Senior Vice President
                                       Chief Financial Officer




Date:          July 18, 1994

                                       /s/ Jerry A. Davis
                                       Jerry A. Davis, Vice President
                                       Corporate Controller